ENDURANCE
EXPLORATION GROUP

MARINE SURVEY, SEARCH & RECOVERY OF VALUABLE SHIPWRECK CARGOES

"Men wanted for hazardous journey. Small Wages.
Bitter Cold. Long months of complete darkness.
Constant danger. Safe return doubtful.
Honor and recognition in case of success."

Sir Ernest Shackleton, 1912 London Newspaper Recruitment Ad, Imperial Trans-Antarctic Expedition

ENDURANCE
EXPLORATION GROUP™

Guy Zajonc, Director
Endurance Exploration Group
15500 Roosevelt Blvd, Suite 303
Clearwater, FL 33760
727.533.5555

ENDURANCE
EXPLORATION GROUP

This visual and oral presentation contains or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "hope", "intend", "likely", "may", "plan", "positioned", "project", "should", "strategy", "will", "would" or the negative of these terms and similar expressions as they relate to us or our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Expect as required by applicable law, including the U.S. federal security laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

ENDURANCE
EXPLORATION GROUP™

WHO WE ARE



Micah Eldred
Director & CEO



Carl Dilley
Director & COO



Christine Zitman,
Director & CFO



Taylor Zajonc
Research Director



Guy Zajonc, JD
Director



Errol De Montille
Director



Steven St. Amour
Director

PUBLIC COMPANIES & MARKETS, OFFSHORE & SUBSEA OPS, LEGAL & GOVERNMENT AFFAIRS

WHAT WE DO




ENDURANCE


NGC

WE RESERCH

- EXHAUSTIVE ARCHIVAL RESEARCH RESULTING IN A DATABASE OF OVER 1400 LOST SHIPS CONTAINING VALUABLE CARGOES.

WE SEARCH AND RECOVER

- ACCUMULATE THE EQUIPMENT TO GET THE JOB DONE USING SUPPORT SHIPS, SONAR AND REMOTELY OPERATED VEHICLES (ROVs).

WE TURN RECOVERIES INTO CASH

- MONETIZE THE RECOVERY THROUGH EXHIBITION, ENTERTAINMENT AND THE MARKETING AND SALE OF ARTIFACTS, COINS AND BULLION.

SHIPWRECK DATABASE


//GLOBAL SHIPWRECKS DATABASE
1814 General Wellesley
1622 San Agustin
1639 La Viga
1857 Central America
1815 Empecinada
1589 Santa Catalina
1589 Jesus Maria
1750 Guadalupe
1784 El Cazador
1859 Heidelberg
1564 Santa Clara
1656 Nuestra Senora de la Maravillas
1554 Santa Maria de Camino
1628 Lucaya
1623 Espiritu Santo
1555 Santa Maria del Camino
1586 San Juan
1554 Santa Maria de Yciar
1695 Winchester
1622 Atocha
1600 Diego Rodriguez
1733 Rodrigo de Torres
1622 Tortugas Wreck
1635 Nuestra Senora de la Anunciada
1556 La Concepcion
1905 Nuevo Mortera
1510 Francisco Pizarro
1563 San Salvador
1581 Antonio Manrique
1563 San Juan Bautista
1564 Santa Catalina
1705 Barbadoes
1492 Santa Maria
1653 Prince Maurice
1647 Santiago
1614 Cape Catoche
GULF OF MEXICO
1822 Ligera
1594 Edward
1644 Swann
1595 Nuestra Senora del Rosario
1568 Angel
1858 Mary
1881 Emeline
Google earth

WHAT WE DO - RESEARCH

PROCESS & PROJECT SELECTION

USING COMMON SENSE

"Does it have a known cargo?" "Can we find it?"
"Can we keep it?" "Is it economically viable?"


TREASURE WRECKS
RAW LISTS
REFINED LISTS
ACTIVE PROJECTS

PROJECT # 1

Sailfish



- Iron Side-Wheel Steamer
- Lost in Atlantic Ocean
- Carried more than 2,000 ounces of gold in coin form – expectation that this cargo will be valuable in numismatic market
- Possible additional passenger coin and/or bullion cargo
- **Potential Retail Value -**
  $10 - $15 million dollars
- **2013 Search Completed**

ENDURANCE
EXPLORATION GROUP™

WHAT WE DO - SEARCH





SEARCH AREA


SUMMER 2013 SURVEY AREA
700 SQ MILES
ENDURANCE
EXPLORATION GROUP, INC.™
700 sq miles = 35X the size/area of Manhattan

SEARCH DEPTH

ENDURANCE
EXPLORATION GROUP, INC.™

The Challenges of Deep Water





100’
200’
300’
400’
ENDURANCE SURVEY DEPTH
500’
600’
700’
800’
AVERAGE SURVEY DEPTH
900’
1000’
1100’
1200’
1300’
1400’
1500’

TARGET SUMMARY 2013


N
MK014
MK011
MK005
MK006
MK004
MK003
MK013
MK002
MK016
MK021
MK010
MK001
Target 01
MK019
MK007
MK009
MK008
MK028
MK027
MK018
MK015 (402)
MK020
MK030
MK025
MK022
MK023
MK024
0
4
8
16 Miles
30 m
0 m
-50 m
-100 m
-150 m
-200 m
-250 m
-300 m
-350 m
-371 m

Approximately 700 square miles of survey and 30 targets identified.

SAILFISH MKO11


N
MK011
0 m
25 m
75 m
125 m
175 m

Possible wooden ship

SAILFISH MK021


N
MK021
0 m
50 m
100 m
150 m
200 m
250 m

Possible wooden ship with related debris nearby

SAILFISH TARGET 01



Mid-Resolution Sonar of Shipwreck in *"Sailfish"* search area

Image Captured September 3, 2013 During "Sailfish" Project Search Operations

At this point in time we cannot confirm whether or not this is "Sailfish". Verification is intended in mid-year 2014, subject to financing.

THIS IS *SAILFISH*



Note the bow shape, anchor chain, the forward mast,
superstructure surrounding the paddlewheel and the paddlewheel itself.



As previously indicated, this is the sonar imaged captured September 3, 2013, inside of the Project *Sailfish* search area.   Let's take a closer look in the next two slides.


2
1
4
3


4
3
2
1

1. Superstructure supporting the paddlewheel?
2. Sonar shadow of the top of the paddlewheel?
3. Broken portion of the paddlewheel on the bottom ?
4. Paddlewheel hub?

PLEASE NOTE: No definitive identification can be drawn from the abov comparisons.


1
2
4
3
This is


3
4
2
1

1. Bow Stem?
2. Location of anchor chain?
3. Life boat?
4. Forward mast?

PLEASE NOTE: No definitive identification can be drawn from the above comparisons.

WHAT IS NEXT ?



Verification of *Sailfish* – Mid Summer 2014

If verified, Artifact Recovery and Arrest under Admiralty Law in U.S. Federal Court
Mid Summer, 2014,

If verified, Cargo Recovery – Late Summer 2014





PLEASE NOTE: No definitive identification of *Sailfish* has been made at this time. Planned verification, arrest and recovery is subject to adequate financing, weather conditions, equipment availability and other variables.

YOUR OPPORTUNITTY TO PARTICIPATE

ENDURANCE EXPLORATION GROUP, INC.
(OTCQB: EXPL)

Shares: 15,000,000 Common Stock

Price: $0.25 per share

Selling Commissions Per Shares: $0.025 plus warrants

Net Proceeds to the Company: $3,375,000

Use of Proceeds:

- Fund verification and recovery of *Sailfish or continue survey work in 2014.*
- Acquire equipment to increase search capability to 4,500 meters of depth, allowing us to search approximately 75% of ocean bottoms of the world.
- Fund the start, initial search for, Project #2 target – *Black Marlin.*

PROJECT # 2

Black Marlin



- 18th Century Colonial-Era Trading Vessel in Indian Ocean
- Carried 400,000 – 700,000 ounces of silver in coin and bullion form.
- Possible additional gold and silver stores
- **Exclusive 3-year contract with 70-30% split in our favor**
- **Potentially worth $50 million**

ENDURANCE
EXPLORATION GROUP™

OUR PARTNER IN AFRICA

Black Marlin


DEEP-WATER RESEARCH VESSEL
R/V JOHN LETHBRIDGE
F. BASSEMAYOUSSE / DEEP OCEAN SEARCH ©

ENDURANCE
EXPLORATION GROUP™

OUR PARTNER IN AFRICA


DEEP-TOW SIDE SCAN SONAR
6000M RATED
F. BASSEMAYOUSSE / DEEP OCEAN SEARCH ©

SEARCH

IDENTIFICATION


ROV IDENTIFICATION
3400M SHIPWRECK
F. BASSEMAYOUSSE / DEEP OCEAN SEARCH ©

ENDURANCE
EXPLORATION GROUP™

OUR PARTNER IN AFRICA


VIDEO ACQUISITION
ONLINE ROV
F. BASSEMAYOUSSE / DEEP OCEAN SEARCH ©

VIDEO

RECOVERY


WORK CLASS ROV
6000M RATED

ENDURANCE
EXPLORATION GROUP™

CAPITALIZATION TABLE

ENDURANCE EXPLORATION CAPITALIZATION TABLE

Total Insider Shares	34,270,445		
Public Shareholders	1,920,482		**Pre Money (Pre Deal) Market Capitalization**
Total Outstanding Shares	36,190,927	$0.25	$9,047,000
Option Grants - @$0.25	5,000,000		
Fully Diluted (Current)	41,190,927		
Proposed Equity Offering - @$0.25	15,000,000		**Implied (Post Deal) Market Capitalization**
Fully Diluted with Proposed Offering	56,190,927	$0.25	$14,047,000

TRADING HISTORY

JANUARY 1, 2014 TO JUNE 12, 2014


EXPL
News Stories
$1.16
$0.92
$0.68
$0.44
$0.20
F
M
A
M
J
(EST)
Standard Volume
30k
20k
10k
0
F
M
A
M
J

Endurance Exploration Group, Inc. ("EXPL") went public via reverse merger on December 31, 2013.

COMPARABLE PUBLIC COMPANY ILLUSTRATES A PRECEDENT FOR SUCCESS

Odyssey Marine Exploration (NASDAQ: OMEX)

1 - Odyssey is operational and pre-revenue: Market Cap ("MC") $20M to $25M.

2 - *SS Republic* identified: MC $100M and once gold spotted MC $150M

3 - Results of first sales of gold coins reported: MC $200M

4 - *Nuestra Senora de las Mercedes* found, 564,000 coins recovered: MC $400M+

From January, 2001 – December 2007, Stock Climbs 3,500%



Zoom: 1d 5d 1m 3m 6m YTD 1y 5y 10y All
Jan 05, 2001 - Dec 14, 2007 +5.47 (3646.67%)
1
2
3
4
8
6
4
2
0
2001
2002
2003
2004
2005
2006
2007

WHY INVEST – **NOW** ?
OTCQB: EXPL

SHORT TERM:

- $.25 is a discount to market and only $9M in pre-money valuation.
- Historical precedent for potential significant near term market appreciation if finds are made. (2-4 months: *Sailfish)* (6-12 months: *Black Marlin*)
- Possible value of both projects could exceed 6x our current market cap.
- *Black Marlin* has similar coin count to OMEX's *Mercedes* which resulted in a $400M market cap for OMEX.
- Once we identify *Sailfish*, we will likely end our $.25 PPM and increase the PPM valuation. The opportunity to buy at this price may disappear.

ENDURANCE
EXPLORATION GROUP™

WHY INVEST – **NOW** ?

OTCQB: EXPL

LONG TERM:

- 5 years of archival research and a database of 1400 valuable shipwrecks.
- Billions of dollars of valuable cargoes left to recovery. Lifetimes of work.
- Proven and experience management team in subsea salvage and capital markets.
- Advances in technology continue to lower costs and improve results in deep-water search and recovery.
- Multi-Billion dollar opportunity.

ENDURANCE
EXPLORATION GROUP™

ENDURANCE
EXPLORATION GROUP

Guy Zajonc, Director
Endurance Exploration Group
15500 Roosevelt Blvd, Suite 303
St. Petersburg, FL 33760
Phone: 509.448.1328
Mobil: 509.230.1177

Website Homepage
Investor Information



ENDURANCE
EXPLORATION GROUP™